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                                                                  EXHIBIT 10.40



                               THIRD AMENDMENT TO
                   THE SUBSCRIPTION AND PUT AND CALL AGREEMENT
                    WITH RESPECT TO SHARES OF COMMON STOCK OF
                   WESTERN WIRELESS INTERNATIONAL CORPORATION


        This Third Amendment to the Subscription and Put and Call Agreement with respect to Shares of Common Stock of Western Wireless International Corporation, as amended (the "Horwitz Agreement"), is made as of this 28th day of February, 2001, by and between Bradley J. Horwitz ("Horwitz"), Western Wireless International Corporation ("WWIC"), Western Wireless Corporation ("WWC"), and WWC Holding Co., Inc. ("Holding Co.") (WWC and Holding Co. are collectively referred to as "Western," and together with Horwitz and WWIC, collectively, the "Parties").

                                   WITNESSETH:

        WHEREAS, Horwitz and Western have each determined that it is in their best interests to extend to March 31, 2001 the period during which Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all of his shares of WWIC for that number of shares of WWC equal to the Call Consideration (as defined in the Horwitz Agreement);

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that Paragraph 8 of the Horwitz Agreement is amended to read as follows:

                During the period from January 1, 2001 through March 31, 2001, Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all, but not less than all, of the Shares for that number of shares of WWC Common Stock equal to the Call Consideration.

        Except as amended herein, the terms of the Horwitz Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, this amendment has been duly executed on the day and year first written above.


WESTERN WIRELESS INTERNATIONAL CORPORATION      WESTERN WIRELESS CORPORATION

By: /s/ John W. Stanton                         By: /s/ John W. Stanton
    -------------------------------                 ---------------------------
        John W. Stanton                                 John W. Stanton
        Chairman and                                    Chairman and
        Chief Executive Officer                         Chief Executive Officer

BRADLEY J. HORWITZ                              WWC HOLDING CO., INC.

/s/ Bradley J. Horwitz                          By:  /s/ John W. Stanton
-----------------------------------                ----------------------------
                                                         John W. Stanton
                                                         Chairman and Chief
                                                         Executive Officer